Exhibit 99.1

[GRAPHIC OMITTED]
 TOMPKINS
   TRUSTCO INC.

                                                   For more information contact:
                                                 James J. Byrnes, Chairman & CEO
                                                      James W. Fulmer, President
                                                          Francis M. Fetsko, CFO
                                             Tompkins Trustco, Inc. 607.273.3210

For Immediate Release
Wednesday, April 20, 2005

Tompkins Trustco, Inc. first quarter net income up 4.3%

       ITHACA, NY - Tompkins Trustco, Inc. (TMP - American Stock Exchange)

Tompkins Trustco, Inc. reported net income of $6.4 million for the first quarter of 2005, an increase of 4.3% over net income of $6.1 million reported in the same quarter of 2004. Diluted earnings per share of $0.70 for the first quarter of 2005 represent an increase of 4.5% from the $0.67 reported in the first quarter of 2004.

Chairman and CEO, James J. Byrnes commented, "Our operating results for the first quarter benefited from continued growth in loans and deposits. As a result of this growth, our quarter-end total assets as of March 31, 2005, exceeded $2 billion for the first time in our history."

Net interest income of $18.4 million in the first quarter of 2005 reflected an increase of 6.2% from the same period in 2004. Growth in earning assets was key to improved net interest income, although the Company benefited from a modest improvement in net interest margin from 4.12% in the first quarter of 2004, to 4.18% in the first quarter of 2005.

At March 31, 2005, total loans were $1.2 billion, reflecting an increase of $21.4 million from December 31, 2004. Growth during the quarter was primarily centered in commercial loans and commercial real estate loans. Asset quality improved during the period. Nonperforming assets, which include nonaccrual loans, loans 90 days past due and still accruing, troubled debt restructurings, and other real estate owned, were $6.6 million at March 31, 2005, compared to $7.7 million at December 31, 2004. As a percentage of total assets, the level of nonperforming assets declined from 0.39% at December 31, 2004, to 0.33% at March 31, 2005.

Balance sheet growth during the first quarter of 2005 included a $45.3 million increase in deposits to $1.6 billion at March 31, 2005, up 2.9% from December 31, 2004. Mr. Byrnes stated, "Deposit growth continues to benefit from growth in our newer offices, including four offices that have been opened in the past three years."

The Company also uses wholesale funding such as borrowings and securities sold under agreements to repurchase to support asset growth. At March 31, 2005, these wholesale funding sources amounted to $208.5 million, down from $217.0 million at December 31, 2004. Deposit growth during the period provided an alternative funding source to these wholesale funds, contributing to the decreased reliance on wholesale funds during the period.

Noninterest income for the first quarter of 2005 was $6.8 million, a decrease of 1.5% from the same period in 2004. Contributing to the lower level of noninterest income during the first quarter of 2005 was lower income from sales of loans and securities, along with a decline in other service charge income related to merchant card processing. Despite lower revenue in certain areas, positive trends were noted in other key fee generating business activities. Insurance commissions and fees were $1.9 million in the first quarter of 2005, up 20.9% from the $1.5 million reported for the same period in 2004. Trust and investment services income was $1.4 million in the first quarter of 2005, up 2.4% from the $1.3 million reported in 2004. Service charges on deposit accounts in the first quarter of 2005 were relatively flat when compared to the prior year at approximately $1.8 million.

Noninterest expenses were $15.2 million for the first quarter, up 7.1% from the same period in 2004. The increase was primarily due to higher compensation and benefits related expenses, which were up $485,000, or 5.8% when compared to the first quarter of 2004. Current period noninterest expenses were also impacted by the addition of the Mount Kisco Office of Mahopac National Bank, which opened in July 2004.

Byrnes also noted, "We are very pleased that during the first quarter we opened Tompkins Financial Center in Batavia, New York. The new office building, which has contributed to the revitalization of downtown Batavia, is now home to administrative and sales representatives for The Bank of Castile, Tompkins Insurance Agencies, Inc., and Tompkins Investment Services."

Tompkins Trustco, Inc. operates 34 banking offices in the New York State markets served by the Company's subsidiary banks - Tompkins Trust Company, The Bank of Castile, and Mahopac National Bank. Through its community banking subsidiaries, the Company provides traditional banking services, and offers a full range of money management services through Tompkins Investment Services (a division of Tompkins Trust Company). The Company also offers insurance services through its Tompkins Insurance Agencies, Inc. subsidiary, an independent agency serving individuals and business clients throughout western New York. Each Tompkins subsidiary operates with a community focus, meeting the needs of the unique communities served.




"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risk, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

Consolidated Statements of Condition (Unaudited)

                                                                                                             As of          As of
(in thousands except share and per share data)                                                           3/31/2005     12/31/2004
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
Cash and non-interest bearing balances due from banks                                                  $    44,031    $    39,911
Interest bearing balances due from banks                                                                     1,352          1,021
Federal funds sold                                                                                               0              0
Available-for-sale securities, at fair value                                                               594,823        591,071
Held-to-maturity securities, fair value of $71,718 at March 31, 2005,
      and $70,526 at December 31, 2004                                                                      70,872         69,252
Loans and leases, net of unearned income and deferred costs and fees                                     1,193,530      1,172,148
Less reserve for loan/lease losses                                                                          12,920         12,549
---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Net Loans/Leases      1,180,610      1,159,599

Bank premises and equipment, net                                                                            34,119         33,118
Corporate owned life insurance                                                                              24,195         23,940
Goodwill                                                                                                    12,286         12,280
Intangible assets                                                                                            2,604          2,782
Accrued interest and other assets                                                                           40,808         37,321
---------------------------------------------------------------------------------------------------------------------------------
                                                                                       Total Assets    $ 2,005,700    $ 1,970,295

LIABILITIES, MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES,
      AND SHAREHOLDERS' EQUITY

Deposits:
  Interest-bearing:
      Checking, savings, and money market                                                              $   756,883    $   784,850
      Time                                                                                                 548,564        455,942
  Noninterest-bearing                                                                                      300,753        320,081
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     Total Deposits      1,606,200      1,560,873

Securities sold under agreements to repurchase                                                             141,506        153,715
Other borrowings                                                                                            67,019         63,303
Other liabilities                                                                                           19,974         19,937
---------------------------------------------------------------------------------------------------------------------------------
                                                                                  Total Liabilities      1,834,699      1,797,828
---------------------------------------------------------------------------------------------------------------------------------

Minority interest in consolidated subsidiaries                                                               1,485          1,465

Shareholders' equity:
  Common stock - par value $0.10 per share:  Authorized 15,000,000 shares;
       Issued 8,986,147 shares at March 31, 2005, and 8,163,681 shares at December 31, 2004                    899            816
  Surplus                                                                                                  118,379         75,837
  Undivided profits                                                                                         56,018         94,522
  Accumulated other comprehensive (loss) income                                                             (4,701)           871
  Treasury stock at cost:  49,247 shares at March 31, 2005, and 44,290 shares at December 31, 2004          (1,079)        (1,044)
---------------------------------------------------------------------------------------------------------------------------------
                                                                         Total Shareholders' Equity    $   169,516    $   171,002
---------------------------------------------------------------------------------------------------------------------------------
                                 Total Liabilities, Minority Interest in Consolidated Subsidiaries,
                                                                           and Shareholders' Equity    $ 2,005,700    $ 1,970,295
=================================================================================================================================

Share data has been retroactively adjusted to reflect a 10% stock dividend paid on February 15, 2005.

Consolidated Statements of Income (Unaudited)

(in thousands except per share data)                                                        Three months ended
                                                                                         -------------------------
                                                                                          03/31/2005    03/31/2004
                                                                                         -----------   -----------
INTEREST AND DIVIDEND INCOME
Loans                                                                                    $    18,659   $    16,587
Interest on balances due from banks                                                               42            49
Federal funds sold                                                                                10            11
Available-for-sale securities                                                                  5,710         5,948
Held-to-maturity securities                                                                      544           437
------------------------------------------------------------------------------------------------------------------
                                                  Total Interest and Dividend Income          24,965        23,032
------------------------------------------------------------------------------------------------------------------

INTEREST EXPENSE
Deposits:
     Time certificates of deposits of $100,000 or more                                         1,199           618
     Other deposits                                                                            3,550         3,004
Federal funds purchased and securities sold under
    agreements to repurchase                                                                   1,064         1,092
Other borrowings                                                                                 729           963
------------------------------------------------------------------------------------------------------------------
                                                              Total Interest Expense           6,542         5,677
------------------------------------------------------------------------------------------------------------------
                                                                 Net Interest Income          18,423        17,355
------------------------------------------------------------------------------------------------------------------
                                              Less:  Provision for loan/lease losses             452           788
------------------------------------------------------------------------------------------------------------------
                           Net Interest Income After Provision for Loan/Lease Losses          17,971        16,567
------------------------------------------------------------------------------------------------------------------

NONINTEREST INCOME
Trust and investment services income                                                           1,358         1,326
Service charges on deposit accounts                                                            1,849         1,847
Insurance commissions and fees                                                                 1,854         1,533
Card services income                                                                             603           558
Other service charges                                                                            654           904
Increase in cash surrender value of corporate owned life insurance                               253           302
Gains on sales of loans                                                                           42           122
Other income                                                                                     166           235
Net realized gain on available-for-sale securities                                                 6            58
------------------------------------------------------------------------------------------------------------------
                                                            Total Noninterest Income           6,785         6,885
------------------------------------------------------------------------------------------------------------------

NONINTEREST EXPENSES
Salary and wages                                                                               6,806         6,474
Pension and other employee benefits                                                            2,024         1,871
Net occupancy expense of bank premises                                                         1,045           954
Furniture and fixture expense                                                                    904           879
Marketing expense                                                                                547           397
Professional fees                                                                                325           306
Software licenses and maintenance                                                                433           342
Cardholder expense                                                                               325           279
Amortization of intangible assets                                                                161           178
Other operating expense                                                                        2,648         2,523
------------------------------------------------------------------------------------------------------------------
                                                          Total Noninterest Expenses          15,218        14,203
------------------------------------------------------------------------------------------------------------------
                                       Income Before Income Tax Expense and Minority
                                               Interest in Consolidated Subsidiaries           9,538         9,249
------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries                                                    33            34
                                                                  Income Tax Expense           3,092         3,067
------------------------------------------------------------------------------------------------------------------
                                                                          Net Income     $     6,413   $     6,148
------------------------------------------------------------------------------------------------------------------
Basic Earnings Per Share                                                                 $      0.72   $      0.68
Diluted Earnings Per Share                                                               $      0.70   $      0.67
------------------------------------------------------------------------------------------------------------------

Per share data has been retroactively adjusted to reflect a 10% stock dividend paid on February 15, 2005.

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                    ---------------------------------------------------------------------------
(In thousands, except per share data)                                   Quarter-Ended                                Year-Ended
                                                    ---------------------------------------------------------------------------
                                                        Mar-05       Dec-04      Sept-04       Jun-04       Mar-04       Dec-04
                                                    ---------------------------------------------------------------------------
Period End Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Securities                                          $  665,695   $  660,323   $  680,803   $  663,893   $  683,473   $  660,323
-------------------------------------------------------------------------------------------------------------------------------
Loans and leases, net of unearned income
-------------------------------------------------------------------------------------------------------------------------------
   and deferred costs and fees                       1,193,530    1,172,148    1,145,522    1,121,987    1,089,236    1,172,148
-------------------------------------------------------------------------------------------------------------------------------
Reserve for loan/lease losses                           12,920       12,549       12,175       12,100       12,100       12,549
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                         2,005,700    1,970,295    1,972,281    1,929,360    1,945,958    1,970,295
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Total deposits                                       1,606,200    1,560,873    1,538,833    1,490,575    1,487,763    1,560,873
-------------------------------------------------------------------------------------------------------------------------------
Federal funds purchased and securities sold
   under agreements to repurchase                      141,506      153,715      163,731      189,350      189,016      153,715
-------------------------------------------------------------------------------------------------------------------------------
Other borrowings                                        67,019       63,303       77,487       73,052       81,376       63,303
-------------------------------------------------------------------------------------------------------------------------------
Shareholders' Equity                                   169,516      171,002      168,214      157,163      165,232      171,002
-------------------------------------------------------------------------------------------------------------------------------

Average Balance Sheet
-------------------------------------------------------------------------------------------------------------------------------
Average assets                                      $1,996,702   $1,966,811   $1,959,426   $1,929,317   $1,900,810   $1,939,223
-------------------------------------------------------------------------------------------------------------------------------
Average equity                                         171,768      169,816      161,065      160,891      161,598      163,354
-------------------------------------------------------------------------------------------------------------------------------

Share Data
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (basic)          8,953,452    8,935,339    8,933,029    8,977,153    8,979,013    8,956,013
-------------------------------------------------------------------------------------------------------------------------------
Weighted average shares outstanding (diluted)        9,104,914    9,091,237    9,065,818    9,119,615    9,134,318    9,102,627
-------------------------------------------------------------------------------------------------------------------------------
Period-end shares outstanding                        8,956,468    8,950,370    8,929,999    8,952,390    8,983,759    8,950,370
-------------------------------------------------------------------------------------------------------------------------------
Book value per share                                $    18.93   $    19.11   $    18.84   $    17.56   $    18.39   $    19.11
-------------------------------------------------------------------------------------------------------------------------------


Income Statement
-------------------------------------------------------------------------------------------------------------------------------
Net interest income                                 $   18,423   $   18,328   $   18,053   $   17,610   $   17,355   $   71,346
-------------------------------------------------------------------------------------------------------------------------------
Provision for loan/lease losses                            452          587          749          736          788        2,860
-------------------------------------------------------------------------------------------------------------------------------
Noninterest income                                       6,785        7,000        7,296        6,802        6,885       27,983
-------------------------------------------------------------------------------------------------------------------------------
Noninterest expense                                     15,218       14,991       14,387       14,647       14,203       58,228
-------------------------------------------------------------------------------------------------------------------------------
Minority interest in consolidated subsidiaries              33           31           34           34           34          133
-------------------------------------------------------------------------------------------------------------------------------
Income tax expense                                       3,092        3,138        3,395        2,893        3,067       12,493
-------------------------------------------------------------------------------------------------------------------------------
Net income                                               6,413        6,581        6,784        6,102        6,148       25,615
-------------------------------------------------------------------------------------------------------------------------------
Basic earnings per share                            $     0.72   $     0.74   $     0.76   $     0.68   $     0.68   $     2.86
-------------------------------------------------------------------------------------------------------------------------------
Diluted earnings per share                          $     0.70   $     0.72   $     0.75   $     0.67   $     0.67   $     2.81
-------------------------------------------------------------------------------------------------------------------------------

Asset Quality
-------------------------------------------------------------------------------------------------------------------------------
Net charge-offs                                     $       81   $      212   $      674   $      737   $      373   $    1,996
-------------------------------------------------------------------------------------------------------------------------------
  Nonaccrual loans and leases                            6,000        7,392        7,797        8,177        8,062        7,392
-------------------------------------------------------------------------------------------------------------------------------
  Loans and leases 90 days past due and accruing             6           31           25           22           46           31
-------------------------------------------------------------------------------------------------------------------------------
  Troubled debt restructurings not included above          185          189          190          193          195          189
-------------------------------------------------------------------------------------------------------------------------------
Total nonperforming loans and leases                     6,191        7,612        8,012        8,392        8,303        7,612
-------------------------------------------------------------------------------------------------------------------------------
  OREO                                                     359           89          104          167          299           89
-------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets                                     6,550        7,701        8,116        8,559        8,602        7,701
-------------------------------------------------------------------------------------------------------------------------------

Tompkins Trustco, Inc. - Summary Financial Data (Unaudited)

                                                    ------------------------------------------------------------------------------
                                                                         Quarter-Ended                                  Year-Ended
                                                    ------------------------------------------------------------------------------
                                                       Mar-05        Dec-04       Sept-04        Jun-04        Mar-04       Dec-04
                                                    ------------------------------------------------------------------------------
Credit Quality
----------------------------------------------------------------------------------------------------------------------------------
Net loan and lease losses/ average loans
     and leases *                                       0.03%         0.07%         0.24%         0.27%         0.14%         0.18%
----------------------------------------------------------------------------------------------------------------------------------
Nonperforming loans and leases/loans and leases         0.52%         0.65%         0.70%         0.75%         0.76%         0.65%
----------------------------------------------------------------------------------------------------------------------------------
Nonperforming assets/assets                             0.33%         0.39%         0.41%         0.44%         0.44%         0.39%
----------------------------------------------------------------------------------------------------------------------------------
Reserve/ nonperforming loans and leases               208.69%       164.86%       151.96%       144.18%       145.73%       164.86%
----------------------------------------------------------------------------------------------------------------------------------
Reserve/loans and leases                                1.08%         1.07%         1.06%         1.08%         1.11%         1.07%
----------------------------------------------------------------------------------------------------------------------------------

Capital Adequacy (period-end)
----------------------------------------------------------------------------------------------------------------------------------
Tier I capital / average assets                          8.2%          8.1%          7.9%          7.9%          7.9%          8.1%
----------------------------------------------------------------------------------------------------------------------------------
Total capital / risk-weighted assets                    13.6%         13.4%         13.4%         13.3%         13.4%         13.4%
----------------------------------------------------------------------------------------------------------------------------------

Profitability
----------------------------------------------------------------------------------------------------------------------------------
Return on average assets *                              1.30%         1.33%         1.38%         1.27%         1.30%         1.32%
----------------------------------------------------------------------------------------------------------------------------------
Return on average equity *                             15.14%        15.41%        16.76%        15.25%        15.30%        15.68%
----------------------------------------------------------------------------------------------------------------------------------
Net interest margin (TE) *                              4.18%         4.14%         4.06%         4.08%         4.12%         4.11%
----------------------------------------------------------------------------------------------------------------------------------
* Quarterly ratios have been annualized

Share and per share data have been retroactively adjusted to reflect a 10% stock dividend paid on February 15, 2005.